SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2006

Intelsat, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wellesley House North, 2nd Floor, 90 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

(441) 294-1650
Registrant’s telephone number, including area code

n/a

(Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 17, 2006, Intelsat, Ltd. issued a press release entitled “Intelsat Reports 2005 Fourth Quarter and Full-Year Results.” Intelsat also announced that it would be holding a conference call with investors and analysts at 11:00 a.m. ET on April 19, 2006 to discuss its financial results. A copy of such press release is furnished as an exhibit to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated April 17, 2006 entitled “Intelsat Reports 2005 Fourth Quarter and Full-Year Results.”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2006

INTELSAT, LTD.

By:	/s/ J. ROBERT MEDLIN
Name: J. Robert Medlin Title: Acting Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 17, 2006 entitled “Intelsat Reports 2005 Fourth Quarter and Full-Year Results.”